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                                                                    Exhibit 23.2

              [LETTERHEAD OF KPMG PEAT MARWICK LLP APPEARS HERE]


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------



The Board of Directors
Newport Federal Savings Bank:

We consent to the use of our report included herein and to the reference to our Firm under the heading "Experts" in the prospectus.



                                                    /s/ KPMG Peat Marwick LLP
                                                    KPMG Peat Marwick LLP


Little Rock, Arkansas
October 28, 1997